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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 25, 2002

                              --------------------

                         NATURAL RESOURCE PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

             DELAWARE                    001-31465              35-2164875
   (State or other jurisdiction       (Commission File        (I.R.S. Employer
of incorporation or organization)         Number)            Identification No.)

     601 JEFFERSON, SUITE 3600
          HOUSTON, TEXAS                                           77002
 (Address of principal executive                                 (Zip code)
            offices)

       Registrant's telephone number, including area code: (713) 751-7507

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ITEM 9. REGULATION FD DISCLOSURE.

Set forth below is a press release of Natural Resource Partners L.P., that was originally released on November 25, 2002 and was corrected on November 26, 2002. The release relates to the company's announcement of pro forma third quarter results and guidance for the fourth quarter of 2002.

  CORRECTION -- NATURAL RESOURCE PARTNERS L.P. TUESDAY NOVEMBER 26, 3:26 PM ET

In the news release, Natural Resource Partners (NYSE: NRP) Announces Pro Forma Third Quarter Results, issued yesterday, Nov. 25, by Natural Resource Partners L.P. over PR Newswire, we are advised by the company that in the table NATURAL RESOURCE PARTNERS L.P. PRO FORMA STATEMENT OF REVENUES AND DIRECT COSTS AND EXPENSES FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002, under the Pro Forma Combined and Pro Forma as Adjusted columns the figure for Other should read "1,777" rather than "2,111" as originally issued inadvertently. Complete, correct release follows:

       NATURAL RESOURCE PARTNERS ANNOUNCES PRO FORMA THIRD QUARTER RESULTS

HOUSTON, Nov. 25 /PRNewswire-FirstCall/ -- Natural Resource Partners L.P. (NYSE:
NRP) announced today pro forma third quarter revenues of $14.3 million and excess of revenues over direct costs and expenses of $7.3 million. Pro forma nine month revenues were $39.7 million with excess revenues over direct costs and expenses of $21.0 million.

                            Pro Forma Third Quarter

Pro forma coal royalty revenue increased 17% to $12.8 million for the third quarter 2002 from $10.9 million for the third quarter 2001. The revenue increase was attributable to a 6.5% increase in the average royalty revenue per ton to $1.64 and an 11% increase in production to 7.8 million tons for the same period. The production increase was primarily due to the opening of a new mine, a long wall mine moving onto the property and general increases in production at other mines.

                         Pro Forma Year to Date Results

For the nine months ended September 30, 2002, coal royalty revenues increased 15% to $35.6 million and production increased 6.7% to 21.6 million tons. The production increase is primarily due to two long wall mines moving onto properties in West Virginia. The increase in coal royalty revenue was due to the increased production and a 7.1% increase in the average royalty revenue to $1.65 per ton.

Natural Resource Partners L.P. is a newly formed master limited partnership. The partnership was formed from the contribution of properties from four separate entities. The properties were contributed by Western Pocahontas Properties Limited Partnership, Great Northern Properties Limited Partnership, New Gauley Coal Corporation and Arch Coal, Inc. (NYSE: ACI). The partnership completed its initial public offering in October and has shown the pro forma numbers included in this release in an effort to provide a more meaningful presentation of what the partnership results of operations would have been had it been in existence during the periods shown. This is not intended to represent a comprehensive set of statements as certain costs and expenses such as general and administrative expenses are not shown.


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Fourth Quarter 2002 Guidance

The partnership is issuing guidance for the fourth quarter 2002 as follows:

         Production: (millions of tons)
             Appalachia                                       5.7 -   5.9
             Illinois Basin                                    .5 -    .6
             Northern Powder River Basin                      1.1 -   1.2
             Total Partnership                                7.3 -   7.7

         Average Revenue per ton: ($ per ton)
             Appalachia                                      1.77 -  1.80
             Illinois Basin                                  1.23 -  1.26
             Northern Powder River Basin                     1.03 -  1.06
             Total Partnership                               1.62 -  1.64

         Revenues: ($ millions)
         Royalty Revenues                                    11.8 -  12.6
         Minimums Recognized                                   .1 -    .2
         Property Taxes                                        .2 -    .3
         Other Revenues                                       1.2 -   1.3
         Total Revenues                                      13.3 -  14.4

         Direct Costs and Expenses: ($ millions)
         Depreciation, Depletion and Amortization Expense     4.8 -   6.2
         General and Administrative Expenses                  1.1 -   1.2
         Taxes Other than Income                               .2 -    .3
         Other Expenses                                        .2 -    .3
         Commitment Fees                                       .1 -    .1

                                  Distributions

Natural Resource Partners intends to pay its first quarterly distribution to unitholders for the fourth quarter of 2002 in February 2003. This distribution will be pro-rated to cover the period from the date of completion of the partnership's initial public offering on October 17, 2002 through December 31, 2002.

Natural Resource Partners L.P. is headquartered in Houston, TX, with its operations headquarters in Huntington, WV. NRP is principally engaged in the business of owning and managing coal properties in the three major coal producing regions of the United States: Appalachia, the Illinois Basin and the Powder River Basin.

For additional information, please contact Kathy Hager at 713-751-7555 or khager@nrplp.com . Further information about NRP is available on the partnership's website at http://www.nrplp.com.

This press release may include "forward-looking statements" as defined by the Securities and Exchange Commission. Such statements are those concerning the fourth quarter guidance and the distributions. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the partnership. These risks include, but are not limited to, decreases in demand for coal; changes in operating conditions and costs; production cuts by our lessees; commodity prices; unanticipated geologic problems;

changes in the legislative or regulatory environment and other factors detailed in Natural Resource Partners' Securities and Exchange Commission filings.

-Financials Follow-

The financial statements that follow were compiled by combining the operations of Western Pocahontas Properties Limited Partnership, Great Northern Properties Limited Partnership, New Gauley Coal Corporation and the Arch Coal Contributed Properties and then making pro forma adjustments. Adjustments were made for the properties retained by certain of the entities. Offering adjustments relate to the additional depletion due to the step-up in basis for the Arch Coal Contributed properties.

                         NATURAL RESOURCE PARTNERS L.P.
                    SELECTED PRO FORMA RESULTS OF OPERATIONS

                                          Three Months            Nine Months
                                       Ended September 30,    Ended September 30,
                                        2002        2001        2002         2001
                                          (Unaudited)            (Unaudited)
Coal Royalties (in thousands)
      Western Pocahontas
       Properties                     $  5,907    $  4,246    $ 16,220    $ 11,192
      Great Northern                     1,928       1,833       5,370       5,052
      New Gauley                           398         376       1,336       1,152
      Arch Coal Contributed
       Properties                        4,971       4,471      13,851      13,802
        Total Combined                  13,204      10,926      36,777      31,198
      Adjustments for Properties
       Retained                           (373)         (1)     (1,156)       (131)
      Pro forma Natural Resource
       Partners                       $ 12,831    $ 10,925    $ 35,621    $ 31,067

Production (in thousands of tons)
      Western Pocahontas
       Properties                        3,280       2,731       9,008       7,653
      Great Northern                     1,832       1,437       5,422       4,782
      New Gauley                           134         180         445         552
      Arch Coal Contributed
       Properties                        2,961       2,747       8,278       8,493
        Total Combined                   8,207       7,095      23,153      21,480
      Adjustments for Properties
       Retained                           (377)         (9)     (1,586)     (1,263)
      Pro forma Natural Resource
       Partners                          7,830       7,086      21,567      20,217

Average Royalty Revenue ($ per ton)
      Pro forma Natural Resource
       Partners                       $   1.64    $   1.54    $   1.65    $   1.54

                         NATURAL RESOURCE PARTNERS L.P.
          PRO FORMA STATEMENT OF REVENUES AND DIRECT COSTS AND EXPENSES
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2002
                                   (Unaudited)
                                 (In Thousands)

                                                  Historical
                                                                         Arch Coal
                                Western        Great       New Gauley   Contributed
                               Pocahontas     Northern        Coal       Properties
Revenues
  Coal royalties                 $5,907        $1,928        $  398        $4,971
  Timber royalties                1,002             6           ---           ---
  Gain on sale of
   property                           7           ---           ---           ---
  Lease and easement income         106            86           ---           ---
  Property taxes                    548            30            20           268
  Other                             277           ---           ---           369
Total revenues                    7,847         2,050           418         5,608
Direct cost and expenses
  Taxes other than income           610            24            27           268
  Depreciation, depletion
   and amortization               1,324           662            48         1,634

       Other expenses               ---           ---           ---           101

     Total direct costs and
      expenses                    1,934           686            75         2,003

     Excess of revenues over
      direct costs and
      expenses                   $5,913        $1,364        $  343        $3,605

                             Adjustments
                                 for
                             Properties   Pro Forma     Offering      Pro Forma
                              Retained    Combined     Adjustments   as Adjusted
Revenues
  Coal royalties              $  (373)     $12,831         ---         $12,831
  Timber royalties             (1,008)         ---         ---             ---
  Gain on sale of
   property                        (7)         ---         ---             ---
  Lease and easement
   income                        (137)          55         ---              55
  Property taxes                  ---          866         ---             866
  Other                          (132)         514         ---             514
Total revenues                 (1,657)      14,266         ---          14,266
Direct cost and expenses
  Taxes other than income         (63)         866         ---             866
  Depreciation,
   depletion and
   amortization                  (184)       3,484       2,502           5,986
  Other expenses                  ---          101         ---             101
  Total direct costs
   and expenses                  (247)       4,451       2,502           6,953
Excess of revenues over
 direct costs and
 expenses                     $(1,410)     $ 9,815     $(2,502)        $ 7,313

                         NATURAL RESOURCE PARTNERS L.P.
          PRO FORMA STATEMENT OF REVENUES AND DIRECT COSTS AND EXPENSES
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                                   (Unaudited)
                                 (In Thousands)

                                                 Historical
                                                                       Arch Coal
                              Western         Great     New Gauley   Contributed
                             Pocahontas     Northern       Coal       Properties
Revenues
  Coal royalties              $16,220       $ 5,370       $ 1,336       $13,851
  Timber royalties              2,620            51           ---           ---
  Gain on sale of
   property                        92           ---           ---           ---
  Lease and easement
   income                         318           468             2           ---
  Property taxes                1,186            61            20           806
  Other                           810           ---            50         1,294
Total revenues                 21,246         5,950         1,408        15,951
Direct cost and expenses
  Taxes other than
   income                       1,392            68            38           806
  Depreciation, depletion
   and amortization             3,337         1,865           127         4,603
  Other expenses                  ---           ---           ---           512
Total direct costs and
 expenses                       4,729         1,933           165         5,921
Excess of revenues over
 direct costs and
 expenses                     $16,517       $ 4,017       $ 1,243       $10,030

                             Adjustments
                                for
                             Properties   Pro Forma    Offering      Pro Forma
                              Retained    Combined    Adjustments   as Adjusted
Revenues
  Coal royalties              $(1,156)     $35,621         ---        $35,621
  Timber royalties             (2,671)         ---         ---            ---
  Gain on sale of
   property                       (92)         ---         ---            ---
  Lease and easement
   income                        (585)         203         ---            203
  Property taxes                  ---        2,073         ---          2,073
  Other                          (377)       1,777         ---          1,777
Total revenues                 (4,881)      39,674         ---         39,674
Direct cost and expenses
  Taxes other than income        (231)       2,073         ---          2,073
  Depreciation, depletion
   and amortization              (423)       9,509       6,575         16,084
Other expenses                    ---          512         ---            512
Total direct costs and
 expenses                        (654)      12,094       6,575         18,669
Excess of revenues over
 direct costs and
 expenses                     $(4,227)     $27,580     $(6,575)       $21,005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NATURAL RESOURCE PARTNERS L.P.
                                    (Registrant)

                                    By:   NRP (GP) LP
                                          its General Partner

                                    By:   GP Natural Resource Partners LLC
                                          its General Partner

                                          /s/ CHARLES H. KERR
                                          --------------------------------
                                          Charles H. Kerr
                                          Secretary

Dated: November 26, 2002